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                                                                  EXHIBIT 10.104

                               SECURITY AGREEMENT

                                 March 1, 1995
                             --------------------
                                     (Date)


          I.  PARTIES, COLLATERAL AND OBLIGATIONS.

          Northshore Orthopedics Associates ("Debtor"), whose street and mailing address is _________________________________________________________________ for
valuable consideration, receipt of which is hereby acknowledged, hereby grants to DRCA Houston Clinics, Inc. (along with any assignees, transferees, or endorsees thereof, the "Secured Party"), whose street and mailing address is Three Riverway, Suite 1430, Houston, Texas, 77056, a security interest in all tangible and intangible assets of Debtor including but not limited to accounts, notes, drafts, receivables, acceptances, instruments, chattel paper, contracts, agreements, and general intangibles now or hereafter owned or held by Debtor, and in all guarantees and suretyship agreements relating thereto and all security for the payment thereof, and in and to all the proceeds, monies, income, benefits, collections, and products thereof and thereon and attributable or accruing thereto, and all rights of Debtor earned or yet to be earned under contracts to sell or lease goods or render services and all proceeds thereof, all hereinafter collectively called the "Collateral."

          The security interest granted herein secures the payment and performance of all indebtedness, obligations and liabilities of Debtor to Secured Party (collectively, the "Obligations"), whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, and all renewals, extensions, and rearrangements of all such obligations, liabilities, items of indebtedness and of any part thereof, including indebtedness evidenced by a promissory note of even date herewith (herein called the "Note") executed by Debtor in the principal amount of $500,000.00, payable to the order of Secured Party, and including costs and expenses and attorneys' fees and legal expenses, all in accordance with the terms of the Note and this Security Agreement. In the event that advances made by Secured Party to Debtor are greater than $500,000.00, the Promissory Note and this Security Agreement will be automatically deemed to be amended to cover the revised amount. Unless otherwise agreed, all of the Obligations shall be payable at the offices of Secured Party at 3 Riverway, Suite 1430, Houston, Texas, 77056.

          Each term used in this Security Agreement, unless the context otherwise requires, and in all events subject to any express definitions set forth in this Security Agreement, shall be deemed to have the same meaning herein as that given each such term under the Uniform Commercial Code, as adopted and as amended in the State of Texas.

          II.  WARRANTIES, COVENANTS AND AGREEMENTS OF DEBTOR.

          Debtor hereby warrants, covenants and agrees that:

          (1) Except for the security interest granted hereby, Debtor is the owner and holder of all the Collateral free from any adverse claim, security interest, encumbrance, lien, charge, or any other right, title, or interest of any person other than Secured Party; Debtor has full power and lawful authority to sell, transfer, and assign the Collateral to
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Secured Party and to grant to Secured Party a first, prior, and valid security interest therein as herein provided; the execution and delivery and the performance hereof are not in contravention of any indenture, agreement, or undertaking to which Debtor is a party or by which Debtor is bound; and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. Any officers, agents, or representatives acting for or on behalf of Debtor in connection with this Security Agreement or any aspect thereof, or entering into or executing this Security Agreement on behalf of Debtor, have been duly authorized thereto and therefor, and are fully empowered to act for and represent Debtor in connection with this Security Agreement and all matters related thereto or in connection therewith.

     (2) (a) Debtor has not heretofore signed any financing statement or security agreement which covers any property of Debtor of any kind, real or personal, tangible or intangible, or in which Debtor is named as or has signed as "debtor," and no such financing statement or security agreement is now on file in any public office.

          (b) As long as any of the Obligations remain unperformed, or as long as any amount remains unpaid on any of the Obligations or on any indebtedness or liabilities of Debtor to Secured Party, or as long as any credit from Secured Party to Debtor under the Note is in use by or available to Debtor, (i) Debtor will not enter into or execute any security agreement or any financing statement other than those security agreements and financing statements in favor of Secured Party hereunder, and further
     (ii) there will not be on file in any public office any financing statement or statements (or any documents or papers filed as such) other than financing statements in favor of Secured Party hereunder, unless in any case subject to this paragraph (b) the specific prior written consent and approval of Secured Party shall have been obtained, and except, in all cases described in clauses (i) and (ii) above, for such items as relate solely to purchase money liens securing purchase money obligations aggregating not more than $25,000.

          (c) Debtor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Secured Party covering the Collateral. At the request of Secured Party, Debtor will join Secured Party in executing such documents as Secured Party may determine, from time to time, to be necessary or desirable under provisions of the Uniform Commercial Code.

     (3) Debtor will not sell or offer to sell or otherwise transfer, encumber, or dispose of the Collateral or any interest therein without the written consent of Secured Party.

     (4) Debtor will keep the Collateral free from any adverse lien, security interest, or encumbrance.

     (5) Debtor will not release or surrender any of the Collateral at any time or times.

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     (6) Debtor will not release or surrender any guaranty, suretyship agreement, or security for any of the Collateral at any time or times except incident to payment in full thereof.

     (7) Debtor will take all action necessary to maintain and preserve all security for the Collateral at all times as valid, subsisting, and perfected as to all the property affected and covered thereby and to maintain the priority and validity of the security for the Collateral as against the rights, claims, and interests of all other persons and parties whomsoever.

     (8) Except as otherwise provided in Section III(2) hereof, any instruments, chattel paper, money or monies, or documents that are, at any time or times, included in the Collateral, whether as proceeds or otherwise, will promptly be delivered by Debtor to Secured Party upon (i) the default by Debtor hereunder, or (ii) the default by Debtor in the payment of any principal of or interest on any indebtedness to Secured Party or any of the Obligations.

     III. SPECIAL PROVISIONS - ACCOUNTS RECEIVABLE.

     (1) The terms "account," "accounts," or "accounts receivable" as used hereinafter in this Article III include all accounts, notes, drafts, acceptances, instruments, and chattel paper in which at any time or from time to time Secured Party has or is intended to have a security interest under or pursuant hereto.

     (2) At any time upon request, Secured Party shall have the privilege of inspecting during reasonable business hours any of the business locations or premises of Debtor and the books and records of Debtor relating to said accounts or the collection thereof as well as those relating to Debtor's general business and financial condition; and Debtor will make such books and records available for such inspection and reasonably assist Secured Party in its inspection of same. Debtor further agrees from time to time to furnish such other reports, data, and financial statements in respect of its business and financial condition as Secured Party may reasonably require. Secured Party shall have the right, exercisable at any time, after default by Debtor as hereinafter described, to notify any and all account debtors, lessees, or obligors to make payment on any and all accounts, leases, or obligations directly to Secured Party; and Debtor will, upon request of Secured Party, likewise notify all such account debtors, lessees, or obligors to make payment directly to Secured Party; but to the extent Secured Party does not so elect, Debtor shall continue to collect the accounts, lease payments, and obligations. Except as otherwise permitted by the proviso to this sentence, all proceeds of accounts received by Debtor, whether such proceeds be cash proceeds, non-cash proceeds, or the proceeds of original proceeds, shall be held in trust by Debtor for the account of Secured party, shall not be commingled with any other funds, accounts, monies, or property of Debtor, and shall be forthwith accounted for, paid over, transmitted, and delivered to Secured Party in the form as received by Debtor promptly upon receipt thereof by Debtor; provided, however, that prior to the happening of any of (i) default by Debtor hereunder, or (ii) default by Debtor in the payment of any principal of or interest on any indebtedness to Secured Party or any of the Obligations, Debtor may collect and use for its own purposes the proceeds of any accounts covered

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hereby.  All proceeds of Collateral received by Secured Party shall be applied on the Obligations secured hereby, whether or not such indebtedness shall have by its terms matured, such application to be made at such intervals, and first to allowable and recoverable costs of Secured Party in enforcing the Obligations and/or this Security Agreement, then to interest, and then to principal, or exclusively to principal (the interest from time to time accruing to be charged to the general account of Debtor or to be paid separately by Debtor) as Secured Party may determine; but such application shall not be made less often than once each month, except that Secured Party need not apply or given credit for any item included in such proceeds until Secured Party has received final payment thereof at its office in cash or solvent credits accepted as such by Secured Party. Any Collateral remaining after payment in full of the Obligations secured hereby shall be reassigned or paid to Debtor, as the case may be, in accordance with Section IV(4) hereof.

     (3) Secured Party shall have the right in its own name or in the name of Debtor, upon default by Debtor as hereinafter described, to demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due on the accounts and to endorse the name of Debtor on all commercial paper given in payment or part payment thereof, and in its discretion to file any claim or take any other action or proceedings which Secured Party may deem necessary or appropriate to protect and preserve and realize upon the security interest of Secured party in the accounts and proceeds thereof and security therefor.

     (4) Debtor shall from time to time execute such further instruments and do such further acts and things as Secured Party may reasonably require by way of further assurance to Secured Party of the matters and things herein provided for or intended so to be.

     IV.  FURTHER AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY.

     (1) Secured Party shall never be under any obligation to collect, attempt to collect, protect, or enforce the Collateral or any security therefor, which Debtor agrees and undertakes to do at Debtor's expense; but Secured Party may do so in its discretion at any time or times, and Secured Party shall have the right to take any steps by judicial process or otherwise it may deem proper from time to time to effect the collection of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All expenses (including, without limitation, attorneys' fees and legal expenses) incurred or paid by Secured Party in connection with or incident to any such collection or attempt to collect the Collateral or actions to protect or enforce the Collateral or any security therefor shall be borne by Debtor or reimbursed by Debtor to Secured Party upon demand. The proceeds of collection of the Collateral shall be held by Secured Party without liability for interest thereon and may be applied by Secured party as Secured Party may deem appropriate toward payment of any of the Obligations secured hereby, whether or not then due, in such order or manner as Secured Party may elect.

     (2) If any taxes or governmental assessments of any kind or character shall be levied upon or against the Collateral or the Obligations, except for federal or state income or franchise taxes imposed on Secured Party as a result of income derived from the Obligations, the same shall be promptly paid before delinquency by Debtor, and if any of such taxes or governmental assessments are not paid by Debtor prior to delinquency

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thereof, Secured Party may at its option pay such taxes or assessments and any interest, costs, or penalties in connection therewith, or any part thereof; and Secured Party shall be the sole judge of the legality or validity thereof and of the amount necessary to discharge same.

     (3) In the event Secured Party shall pay any such taxes, assessments, interest, costs, penalties, or expenses affecting, or incident to or in connection with the collection of, the Collateral or protection or enforcement of the Collateral or any security therefor, Debtor, upon demand of Secured Party, shall pay to Secured Party the full amount thereof with interest at the maximum nonusurious rate permitted by applicable law from their respective dates of payment by Secured Party until repaid to Secured Party in full; and so long as Secured Party shall be entitled to any such payment, this Security Agreement shall operate as security therefor as fully and to the same extent as it operates as security for payment of the other obligations secured hereunder, and for the enforcement of such repayment Secured Party shall have every right and remedy provided for enforcement of payment of the Obligations secured hereunder.

     (4) When all of the Obligations shall have been paid, performed, or satisfied in full, if this Security Agreement has not theretofore been foreclosed, Secured Party or other holder of the Obligations shall reassign to Debtor, without recourse or warranty, express or implied, the then existing rights, title, and interest of Secured Party in and to the Collateral, the costs of such reassignment to be borne by Debtor, and Secured Party shall pay to Debtor the surplus money and proceeds, if any, then in the hands of Secured Party representing collections on or proceeds of the Collateral not theretofore applied toward payment of the Obligations.

     V.   EVENTS OF DEFAULT.

     Debtor shall be in default under this Security Agreement upon the happening of any of the following events or conditions:

     (1) Default in the payment when due of the principal of, or interest on, any of the Obligations, or any default in the performance of the Obligations, of any of them;

     (2) Failure or refusal of Debtor to perform or observe any of the covenants, duties, or agreements herein imposed upon or agreed to be performed or observed by Debtor;

     (3) Default in the performance of any agreement or obligation of Debtor or of any maker, endorser, guarantor, or surety of any liability or obligation of Debtor to the holder of the Obligations;

     (4) The levy of any attachment, execution, or other process against Debtor or any of the Collateral;

     (5) Dissolution, termination of existence, or business failure of Debtor or any endorser, guarantor, or surety of any of the Obligations, commission of any act of bankruptcy by, or appointment of receiver or other legal representative for any part of the

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property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency law by or against Debtor or any endorser, guarantor, or surety for any of the Obligations; or

     (6) Any warranty, representation, or statement made in this Security Agreement or made or furnished to Secured Party by or on behalf of Debtor in connection with this Security Agreement or to induce Secured Party to make any loan to Debtor proves to have been false in any material respect when made or furnished; or any financial statement of Debtor which has been or may be furnished to Secured Party by or on behalf of Debtor shall prove to be false in any materially detrimental respect.

     VI.  REMEDIES.

     In the event of default in the performance or payment of any of the Obligations or any principal, interest, or other amount payable thereunder, when due, or upon the happening of any of the events of default specified above, and at any time thereafter, at the option of the holder thereof, any or all of the Obligations shall be immediately matured and shall become immediately due and payable without presentment or demand or any notice to Debtor or any other person obligated thereon and Secured Party shall have and may exercise with reference to the Collateral and Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted and as amended in the State of Texas, and as otherwise granted herein or under any other applicable law or under any other agreement executed by Debtor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease, or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and legal expenses thereby incurred by Secured Party and toward payment of the Obligations in such order or manner as Secured Party may elect. Specifically, but without omitting the foregoing, Secured Party may require Debtor to assemble the Collateral or any security therefor and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties; and Secured Party shall have the right to take possession of all or any part of the Collateral or any security therefor and of all books, records, papers, and documents of Debtor or in Debtor's possession or control relating to the Collateral which are not already in Secured Party's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers, and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of Debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtor agrees that if such notice is mailed, postage prepaid, to Debtor either at the street address first shown hereinabove or at the mailing address, if any, shown for Debtor, at least ten
(10) days before the time of such sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

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     Secured Party is expressly granted the right, at its option, to transfer at any time to itself or to its nominee the Collateral, or any part thereof, and to receive the payments, collections, monies, income, proceeds, or benefits attributable or accruing thereto and to hold the same as security for the Obligations or to apply it on the principal and interest or other amounts owing on any of the Obligations whether or not then due, in such order or manner as Secured Party may elect.

     All rights to marshalling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived by Debtor.

     All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, lease, transfer, assignment, or other disposition, lease, or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by Secured Party or of any fact, condition, or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition, or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

     The right of Secured Party to take possession or control of the Collateral upon the happening of any of the events or conditions constituting a default may be exercised without resort to any court proceeding or judicial process whatever and without any hearing whatever thereon; and, in this connection, DEBTOR EXPRESSLY WAIVES ANY CONSTITUTIONAL RIGHTS OF DEBTOR WITH REGARD TO NOTICE, ANY JUDICIAL PROCESS OR ANY HEARING PRIOR TO THE EXERCISE OF THE RIGHT OF SECURED PARTY TAKE POSSESSION OR CONTROL OF THE COLLATERAL UPON THE HAPPENING OF ANY OF THE EVENTS OR CONDITIONS CONSTITUTING A DEFAULT.

     VII. GENERAL.

     The execution and delivery of this Security Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) for the payment or performance of the Obligations and no security taken hereafter as security for payment or performance of the Obligations shall impair in any manner or affect this Security Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Security Agreement without altering, varying, or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released, and this Security Agreement shall continue as a first and prior lien, security interest, and charge on all of the Collateral not expressly released until all the Obligations secured hereby have been paid or performed in full. Any future assignment or attempted assignment of the interest of Debtor in and to any of the Collateral shall not deprive Secured Party of the right to sell or otherwise dispose of or utilize all of the disposition thereof in parcels or in severalty.

     This Security Agreement shall not be construed as relieving Debtor from full personal liability on the Obligations and any and all future and other indebtedness secured hereby and for any deficiency thereon.

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     In protecting, exercising, or assuring its interests, rights, and remedies under this Security Agreement, after any default by Debtor hereunder or in the payment by Debtor of any principal or interest on any indebtedness to Secured Party or any of the Obligations, Secured Party may receive, open, and dispose of mail addressed to Debtor and execute, sign, and endorse negotiable and other instruments for the payment of money, documents of title, and other evidences of payment, shipment, or storage for any form of Collateral or proceeds on behalf of and in the name of Debtor.

     Secured Party is hereby subrogated to all of Debtor's interests, rights, and remedies in respect to the Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

     Any notice or demand to Debtor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof in writing in the U.S. Mails, duly stamped and addressed to Debtor either at the address first shown hereinabove or such other address as Debtor may provide to Secured Party by written notice thereof; but actual notice to Debtor, however given or received, shall always be effective.

     Any deposit, deposit account, certificate of indebtedness, certificate of deposit, or other sums at any time due from the holder of the Obligations to Debtor or any endorser, guarantor, or surety of any of the Obligations and any securities or other property of Debtor or any endorser, guarantor, or surety of any of the Obligations in the possession of the holder of the Obligations may at all times be held and treated as additional and cumulative collateral security for the payment of the Obligations and Debtor grants Secured Party a security interest in all such deposits, deposit accounts, certificates of indebtedness or deposit, sums, securities, and other properties as additional and cumulative security for payment of the Obligations. The holder of the Obligations may apply or set-off such deposits, deposit accounts, certificates of indebtedness or deposit, securities or other sums or properties against the Obligations at any time in the case of Debtor but only with respect to matured liabilities in the case of the endorsers, guarantors, or sureties of any of the Obligations.

     Secured Party may, at its option, upon default by Debtor hereunder or in the payment of any principal of or interest on any indebtedness to Secured Party or any of the Obligations, demand, sue for, collect, or make any compromise, settlement, or adjustment it deems desirable with reference to the Collateral or any security therefor. Secured Party shall not be obligated to take any steps necessary to preserve any rights in the Collateral or in any security therefor against other parties, which Debtor hereby assumes to do.

     No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion. The remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as an election or as a waiver of any of the other remedies of Secured Party provided for herein or existing by law or otherwise.

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     All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Debtor shall bind its successors or assigns.

     The law governing this secured transaction shall be that of the State of Texas existing as of the date hereof; provided that if any additional rights or remedies are hereafter granted to secured parties by the law of Texas, Secured Party shall also have and may exercise any such additional rights or remedies.

     Effective the day and year first above written.

                                NORTHSHORE ORTHOPEDICS ASSOCIATES


                                By: /s/ WILLIAM F. DONOVAN
                                    -----------------------------

                                  Its: President
                                       --------------------------



                                DRCA HOUSTON CLINICS, INC.


                                By: /s/ JOSE E. KAUACHI
                                    -----------------------------

                                 Its: President
                                      ---------------------------

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